Exhibit 10.12

Internal Memo

To:	J. Michael Peffer	From:	Ursula M. Burns	Xerox Corporation
			Chairman and Chief	45 Glover Avenue
			Executive Officer	Norwalk, CT 06856-4505

C:	D. Ford, S. Morno-Wade,	Date:	July 22, 2016
C. Diamond

New Role and Election to Corporate Officer

Mike, I am pleased to offer you the position of Vice President, General Counsel and Secretary of the current Xerox Corporation, effective August 5, 2016. This is a Corporate Officer position, reporting to me and based in Norwalk, Connecticut.

In assuming this role, your base salary will increase to $500,000 (from $316,207) effective August 1, 2016. Your 2016 annual bonus target will increase from 50% to 75% of your new base salary, also effective August 1. In addition, you will receive an RSU award of $300,000 on August 1, bringing your 2016 Executive Long-Term Incentive Program (E-LTIP) award value to $550,000.

In conjunction with your new role, your stock ownership level will increase from 1X to 2X your annual base salary.

I look forward to your acceptance of this offer and your continued contributions. If you have any questions, please call Darrell Ford at XXX-XXX-XXXX.

Sincerely,

/s/ Ursula M. Burns

UMB:cd

I ☒ Accept     ☐ Decline this offer:

/s/ J. Michael Peffer	7/22/16
Signature	Date

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